Developing Well- Differentiated Antibiotics to Meet Medical Needs Solithromycin Commercial Overview David Moore August 7, 2014 1 Exhibit 99.1

Forward Looking Statement
2
This presentation contains forward-looking statements regarding future events. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: risks related to the costs, timing, regulatory review and results of our studies and clinical trials; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; the unpredictability of the size of the markets for, and market acceptance of, any of our products, including solithromycin and TAKSTA; our ability to produce and sell any approved products and the price we are able to realize for those products; our anticipated capital expenditures and our estimates regarding our capital requirements; our and our strategic partners’ ability to obtain FDA and foreign regulatory approval of our product candidates; our dependence on the success of solithromycin and
TAKSTA; the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties; our ability to retain and hire necessary employees and to staff our operations appropriately; our ability to compete in our industry; innovation by our competitors; and our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business. Please refer to the documents that we file from time to time with the Securities and Exchange Commission.

Agenda CABP Update Market Update Market Research Results Commercial Planning Physician Panel Q & A 3

CABP UPDATE 4

The Range of Potential Indications 5 Many Market Opportunities Many Market Opportunities Anti-Infective Anti-Inflammatory CABP Sinusitis AECB COPD Lung Fibrosis Bronchitis NASH Gonorrhea Otitis Media

Rising Hospital Discharges for CABP
6
Source: 2011 HCUP, ARHQ.gov
[VALUE]
1,866,466
2,008,233
1,973,696
2,027,098
2,111,573
2,221,001
2,116,228
2,113,634
2,237,252
2,374,350
2,327,666
2,580,546
2,515,003
2,565,939
2,775,858
2,790,400
2,722,293
[VALUE]
1,700,000
1,900,000
2,100,000
2,300,000
2,500,000
2,700,000
2,900,000
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

What do CABP and CVD have in common?
7
Diagnosis
Mean Cost
per Stay
30 Day
Readmits
% 30 Day
Readmits
Mean Cost
per
Readmits
CHF 819,987 11,783 203,253 24.8% 13,966
ACD 535,969 19,384 72,717 13.6% 13,366
MI 509,756 21,811 82,946 16.3% 13,821
CABP 931,532 10,084 145,720 15.6% 13,417
Large number of hospitalizations, followed by high rates of costly readmission
Source: 2011 HCUP, AHRQ.gov
Hospitaliz–
ations

U.S. National Percent Levels of S. pneumoniae
Macrolide Resistance from 1999- July 2010
8
Source: CDDEP 2014, The Surveillance Network
25
30
35
40
45
50
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
32.68
34.78
34.85
32
32.63
33.44
37
37.39
38.65
40.42
41.15
45.93

cempra

DRUG-RESISTANT
STREPTOCOCCUS PNEUMONIAE
1,200,000
DRUG-RESISTANT INFECTIONS PER YEAR
19,000
EXCESS HOSPITALIZATIONS
7,000
DEATHS
$96,000,000
IN EXCESS MEDICAL COSTS PER YEAR
THREAT LEVEL
SERIOUS
This bacteria is a serious concern and requires prompt and sustained action to ensure the problem does not grow.

Streptococcus pneumoniae (*S. pneumoniae*, or pneumococcus) is the leading cause of bacterial pneumonia and meningitis in the United States. It also is a major cause of bloodstream infections and ear and sinus infections.

RESISTANCE OF CONCERN

S. pneumoniae has developed resistance to drugs in the penicillin and erythromycin groups. Examples of these drugs include amoxicillin and azithromycin (Zithromax, Z-Pak). *S. pneumoniae* has also developed resistance to less commonly used drugs.

PUBLIC HEALTH THREAT

Pneumococcal disease, whether or not resistant to antibiotics, is a major public health problem. Pneumococcal disease causes 4 million disease episodes and 22,000 deaths annually. Pneumococcal ear infections (otitis media) are the most common type of pneumococcal disease among children, causing 1.5 million infections that often result in antibiotic use. Pneumococcal pneumonia is another important form of pneumococcal disease. Each year, nearly 160,000 children younger than 5 years old see a doctor or are admitted to the hospital with pneumococcal pneumonia. Among adults, over 600,000 seek care for or are hospitalized with pneumococcal pneumonia. Pneumococcal pneumonia accounts for 72% of all direct medical costs for treatment of pneumococcal disease.

In 30% of severe *S. pneumoniae* cases, the bacteria are fully resistant to one or more clinically relevant antibiotics. Resistant infections complicate treatment and can result in almost 1,200,000 illnesses and 7,000 deaths per year. Cases of resistant pneumococcal pneumonia result in about 32,000 additional doctor visits and about 19,000 additional hospitalizations each year. The excess costs associated with these cases are approximately $96 million.

Invasive pneumococcal disease means that bacteria invade parts of the body that are normally sterile, and when this happens, disease is usually severe, causing hospitalization or even death. The majority of cases and deaths occur among adults 50 years or older, with the highest rates among those 65 years or older. Almost everyone who gets invasive pneumococcal disease needs treatment in the hospital.

CDC
U.S. Department of Health and Human Services
Centers for Disease Control and Prevention

2013 CDC Antibiotic Resistance Threats 9 Source: CDC Report 2013

IDSA / ATS CABP Guidelines
10
*Recent antimicrobials; comorbidities; Includes healthy patients in regions with high rates of macrolide resistance
†
Treatment of Pseudomonas or MRSA is the main reason to modify standard therapy for ICU
‡
Ceftriaxone, cefotaxime, amp/sulbactam, ertapenem, ceftaroline (from CMS list)
Mandell L, et al. Clin Infect Dis. 2007;44(Suppl 2):S27-S72; CMS list of antimicrobials.
Healthy
Outpatient
Outpatient at
Risk of DRSP*
Inpatient
Non-ICU
Inpatient
ICU†
Macrolide
Or
Doxycycline
Respiratory
Fluoroquinolone
Or
Beta-lactam plus
Macrolide
Beta-lactam
‡
plus
Macrolide
Or
Respiratory
Fluoroquinolone
Or
Tigecycline
Beta-lactam plus
Azithromycin
Or
Beta-lactam plus
Fluoroquinolone

Trinity Partners US MARKET UPDATE 11

Hospital and Retail Market Update
Source: AMR Hospital Data, IMS NPA and NDTI
~29MM days
~6MM days
~420k days
~400k days
2013 AMR Hospital Days of Therapy 2013 IMS Retail Scripts
~34MM
~28MM ~28MM
~13MM
~10MM
•
Inpatient Hospital Setting: CABP comprises the greatest total days of therapy
•
Outpatient Setting: RTIs comprise ~118MM scripts annually
– In the outpatient setting, CABP represents ~10MM scripts/year
RTIs: ~118 MM scripts annually
12
0
5
10
15
20
25
30
35
CABP Bronchitis Sinusitis Gonorrhea
Hospital Days of Therapy
0
5
10
15
20
25
30
35
40
Sinusitis Otitis
Media
Bronchitis Pharyngitis CABP
Retail Scripts
~
5MM
Acute RTI

Antibiotic Outpatient Market Summary
Beta Lactams and Macrolides are dominant in the outpatient market
Historic Performance for Classes of Interest (Unallocated)
Beta lactams, macrolides, and quinolones make up ~215MM scripts per year
These markets have been relatively flat over time
The largest uses are for sinusitis, bronchitis and otitis media
Source: IMS NPA and NDTI
13
76.6
76.1
77.5
76.1
78.8
68.5
66.9
69.1
67.4
61.6
38.9
38.6
38.9
38.6 38.7
37.5
35.7
34.5
35.6
36
0
10
20
30
40
50
60
70
80
2009 2010 2011 2012 2013
Beta Lactams Macrolides Cephalosporins Quinolones

Drivers of Antibiotic Treatment Choice
Drivers
Guidelines (practice or national)
Reports of resistance / common pathogens in the area (inpatient)
Past Experience
Rapid therapy initiation
Formulary coverage
(inpatient) and
favorable tiering
(outpatient)
Comorbidities / allergy profile
(e.g. renal issues, penicillin allergies etc.)
14
Source: Trinity qualitative primary market research with PCPs, ID specialists, pulmonologists, hospitalists, ICU intensivists, hospital pharmacy directors

Hospital Drug Usage by Days of Therapy
Source: AMR Days of Therapy, 2H 2011 – 1H 2013
CABP Antibiotic Days of Therapy Use
The US CABP hospital market is dominated by a few major players
Ceftriaxone, Azithromycin, Levofloxacin and Zosyn make up ~65-70% of the CAP hospital days of therapy
15
20%
19%
20%
18%
3%
2%
3%
3%
6%
5%
3%
3%
7%
7%
8%
7%
9%
9%
9%
9%
16%
16%
15%
17%
21%
21%
21%
21%
19%
22%
21%
22%
0%
20%
40%
60%
80%
100%
2H 2011 1H 2012 2H 2012 1H 2013
All Others Cefepime Inj Moxifloxacin Inj Vancomycin Inj
Zosyn Inj Levofloxacin Inj Azithromycin Inj Ceftriaxone Inj

CABP: Retail Market Size
Azithromycin and Levofloxacin comprise the majority of scripts
Source: IMS NPA and NDTI
2009 2010 2011 2012 2013
Scripts (MM)
8.3 8.7 8.5 9.5 9.5
Historical CABP Script Performance
Retail Product Detail 2013
16
38%
33%
8%
6%
1%
2%
0%
12%
Azithromycin
Levofloxacin
Amoxicillin
Amoxicillin/Clavulanic Acid
Ciprofloxacin
Cefdinir
Cephalexin
Others

Unallocated Macrolide Overview
Source: IMS NPA, 2009 - 2013
Macrolide Annual Usage Overview
2009 2010 2011 2012 2013
Scripts (MM)
68.5 66.9 69.1 67.4 61.6
Macrolide Annual Molecule Overview
Azithromycin and Clindamycin together consist of >90% of the market
The macrolide market has been relatively flat historically with a decrease in 2013
17
7%
6%
5%
5%
5%
12%
12%
12%
13%
15%
79% 79%
80% 80%
79%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2009 2010 2011 2012 2013
All Others Clarithromycin Clindamycin Azithromycin

Azithromycin Indicated Product Uses
The majority of Azithromycin uses are for bronchitis, sinusitis, acute respiratory infections and CABP
Historical Azithromycin Product Use by Indication
2013 Azithromycin Product Use by Indication
18
Source: IMS NPA, 2009 - 2013
30%
16%
11%
8%
7%
6%
3%
20%
Bronchitis
Sinusitis
Acute Respiratory Infections (Unspec. Site)
CABP
Acute Pharyngitis
Otitis Media (Unspecified)
Asthma (Unspecified)
All Other
Diagnosis 2009 2010 2011 2012 2013
Bronchitis
31.5% 31.2% 31.5% 31.9% 29.7%
Sinusitis
16.3% 15.6% 16.9% 17.2% 16.4%
Acute Respiratory Infections (Unspec. Site)
12.4% 11.8% 10.6% 11.1% 11.1%
CABP
6.3% 7.1% 6.6% 7.2% 7.5%
Acute Pharyngitis
8.3% 8.0% 8.6% 7.3% 6.6%
Otitis Media (Unspecified)
6.3% 5.9% 5.7% 5.7% 5.8%
Asthma (Unspecified)
2.8% 2.5% 3.0% 3.0% 3.2%
All Other
16.1% 17.8% 17.1% 16.5% 19.7%

What would branded AZ be worth today? Assumptions 50 million retail Rx $20 - $40 per day 5 days per course US Retail Sales $5, $7.5, $10 billion 19

Unallocated Fluoroquinolone Overview
Source: IMS NPA, 2009 - 2013
Fluoroquinolone Annual Usage Overview
2009 2010 2011 2012 2013
Scripts (MM)
37.5 35.7 34.5 35.6 36.0
Fluoroquinolone Annual Molecule Overview
The quinolone market has been relatively flat over the past five years
20
10%
9%
8%
5%
3%
34%
30%
27%
31%
34%
56%
62%
65%
64%
63%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2009 2010 2011 2012 2013
All Others Levofloxacin Ciprofloxacin
Ciprofloxacin (UTI) and Levofloxacin together consist of >90% of the market

Levofloxacin Indicated Product Uses
The majority of Levofloxacin uses are for CABP, bronchitis and sinusitis;
use for these three indications have grown over the past 5 years
Historical Levofloxacin Product Use by Indication
2013 Levofloxacin Product Use by Indication
21
Source: IMS NPA, 2009 - 2013
25%
21%
13%
8%
3%
3%
3%
2%
22%
CABP
Bronchitis
Sinusitis
Urinary Tract Infection (Unspec. Site)
Chronic Airway Obstruction
Post Op Surgical Exam
Acute Upper Respiratory Infection (Unspec. Site)
Diverticulitis Large Intestine
All Others
Diagnosis 2009 2010 2011 2012 2013
CABP
16.0% 18.5% 21.7% 25.0% 25.1%
Bronchitis
16.7% 16.7% 15.5% 17.2% 21.2%
Sinusitis
10.6% 13.8% 12.7% 13.6% 12.9%
13.2% 10.2% 10.4% 7.9% 8.0%
Chronic Airway Obstruction
2.4% 2.6% 1.9% 3.4% 3.0%
Post Op Surgical Exam
4.6% 3.7% 4.9% 3.8% 2.8%
3.1% 2.7% 2.8% 2.8% 2.6%
Diverticulitis Large Intestine
3.2% 2.0% 3.7% 2.3% 2.3%
All Others
30.3% 29.8% 26.3% 24.0% 22.0%
Acute Upper Respiratory Infection (Unspec. Site)
Urinary Tract Infection (Unspec. Site)

- Qualitative Interviews - Quantitative Study - Advisory Boards MARKET RESEARCH RESULTS 22

1. http://www.cdc.gov/drugresistance/threat-report-2013/pdf/ar-threats-2013-508.pdf
2. http://www.genengnews.com/insight-and-intelligenceand153/biopharmas-drive-antibiotic-development/77899874/
Recent Trends in the Antibiotic Space
Increasing awareness over antibiotic resistance has ultimately led to an increase in the antibiotic developmental pipeline
Increasing Antibiotics
Resistance
Few Products Approved / in
Development
CDC / FDA Call for Action
Increased Development
Efforts
The majority of current antibiotics target the same cellular processes, opening the door to the recent trends in increasing antibiotic resistance
Despite this increasing trend of antibiotic resistance, few
antibiotics are currently in development
Mainly hospital pathogen focused development
In response to the growing concern, the FDA and CDC have
issued numerous statements and plans to combat this issue
CDC report “Antibiotic Resistance Threats, 2013”
1
, WHO 2014 Report
FDA “Get Smart” campaign (www.cdc.gov/getsmart) to increase
awareness and understanding
Numerous drug companies have increased their antibiotic drug development efforts (GSK, Sanofi, Cubist, Astrazeneca, Merck,
Roche and others)
2
23

1. Source: Trinity qualitative primary market research with PCPs, infectious disease specialists, pulmonologists, hospitalists, ICU intensivists, hospital pharmacy directors and commercial payors.
Market Research
1
Suggests a High Unmet
Need for a Novel Antibiotic to Treat CABP
Most hospital PharmDs and inpatient physicians emphasize the lack of options that allow patients to transition to an oral formulation of the IV antibiotic in the hospital setting
Products Offering
IV to Oral Step-
Down Therapy
Numerous physicians report difficulty treating patients with kidney disease due to the renal side effects associated with current antibiotics
Antibiotics for
Patients with
Kidney Disease
Majority of respondents (80%) consider resistance to antibiotics to be a significant problem
1
and state a need for products which better address
the trend of increasing resistance
Products to
Overcome
Increasing
Resistance
Respondents agreed that treatment options for patients with QT prolongation and drugs without C. difficile associated diarrhea are unmet needs
Improved Safety /
Tolerability
24

Unmet Needs: PCPs and IDs
Views on Unmet Needs
Source: Trinity quantitative market research with n=40 IDs and n=40 PCPs
25
5%
38%
43%
63%
53%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
IDs
PCPs
8%
28%
40%
73%
53%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
IDs
PCPs
23% 78%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
IDs
PCPs
1-3 (Strongly disagree) 4-6 7-9 (Strongly agree)
I believe there is a significant unmet need in the treatment of community-acquired pneumonia patients
When possible, I prefer to use antibiotics with both an oral and an IV formulation
C. difficile associated diarrhea is a major problem I associate with antibiotics today

Outpatient – PCP Views on Resistance
Antibiotic Resistance: Awareness and Impact on Prescribing
75% of PCPs strongly agree that resistance to
antibiotics is a significant problem
“
26
Source: Trinity quantitative market research with n=40 IDs and n=40 PCPs
I am not aware of
increasing resistance to
antibiotics
I am aware of increasing resistance to
antibiotics but it DOES NOT impact my
prescribing
I am aware of increasing
resistance to antibiotics AND it
impacts my prescribing
5.0% 12.5% 82.5%
“[Increasing antibiotic resistance]
factors into my treatment choices;
however until I get some culture to say
that they have some resistant
organism,
I just go with regular
empiric treatment” – PCP
“We don’t  monitor increasing
resistance
particularly because we don’t
have a way of doing
it.
We don’t
typically give sputum cultures
because there’s so much delay from
the time you get the culture until you get
the results, if you get any” – PCP

Our View:  There is a need for a new, safe
and effective agent to treat CABP
CABP is a serious infection
Resistance
Older macrolide resistance likely to be >50%
Safety
QT Risks, C. difficile, other
There is a need to treat in the outpatient setting
An oral and IV monotherapy agent is required
27

Physicians See Significant Value in
Solithromycin’s Target Profile
Source: Trinity quantitative market research with n=40 IDs and n=40 PCPs
Solithromycin’s Improvement over Currently Available Products for CABP
Solithromycin’s Usefulness for Treating CABP
28
15%
23%
85%
78%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
(Outpatient)
(Inpatient)
1-3 (Not at all useful) 4-6 (Moderately useful) 7-9 (Extremely useful)
23%
15%
85%
78%
25%
20%
75%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
PCPs
(Outpatient)
IDs
(Inpatient)
1-3 (No therapeutic improvement) 4-6 (Moderate therapeutic improvement) 7-9 (Major therapeutic improvement)
80%
IDs
PCPs

Cempra Advisory Board Key Take-aways
May/June 2014
The IDSA guidelines (2007) importantly drive
treatment and may influence antibiotic
stewardship
Broad spectrum antibiotics in CABP have
wide appeal, and there is concern among
specialists regarding resistance to the
traditional macrolides as well as the safety of
fluoroquinolones
Solithromycin has attractive clinical potential
as a monotherapy option in CABP – for the
hospital and community setting - to replace
treatment options in the face of increasing
bacterial resistance to macrolides
There is a need for healthcare community
education on issues of antibiotic resistance
and specific drug safety concerns
29
“Up to half of the CAPB admissions
in my hospital are patients who
failed a first course of azithromycin
due to resistance.”
Infectious Disease
Expert
Hospital Pharmacist
“It would be very attractive to have
a monotherapy agent that allowed
for a simple transition from IV to
oral.”

COMMERCIALIZATION 30

Dr. Office
HOME
Pharmacy
Pharmacy
Dr. Office
Current:
The CABP Continuum of Care
Hospital influence on the community remains strong
31
Specialties:
- ID - MICRO
- PULM - ED
- ICU - PharmD
Specialties:
- GP
- IM
- PULM
HOME
SOLI as first choice for CABP (IV, Oral)
SOLI only monotherapy macrolide
Future:
Combo therapy w/ macrolide or quinolone
SOLI as first choice for CABP as monotherapy macrolide
Future:
Monotherapy quinolone or combo therapy w/ macrolide
Current:

Thought Leader Development:
HCP & Payer Value Platforms
Establish Market
Shaping Value
Define total cost of care
Understand payer unmet needs
Quantify financial impact of suboptimal care
Define quality improvement opportunities
Build PE Model (value beyond clinical data)
Identify & Cultivate
KOLs / KALs
Build/expand database of current advocates
Develop geographical representation
Create “delivering on unmet need” platform
Design market development / (pre-) launch education
Build the Message
Platforms
Non-branded market development campaign
Highlight unmet need and room for improvement
Branded:  Differentiated Core Benefit
Engaged  Agency Partner with KOL and KAL Expertise
32

Disease Awareness Campaign 33 CABP Resistance Monotherapy Safety Need MSL Med Ed Digital Personal Coming Soon

Commercialization Phases
Disease awareness campaign
Profile key accounts and influencers
Segmentation to prioritize opportunity
Coming Soon ads
Introduce SOLI, establishing it as best
choice for CABP
Hospital and managed care formulary plans
Promotional Med Ed campaign
Continue to build brand awareness
Promotional campaign aligned to new indications
Expanded physician specialty reach
PRE-LAUNCH
LAUNCH
EXPANDED
RTI’s and
Other
Indications
PHASE 1
PHASE 2
PHASE 3
34

Marketing Leverage Points 35 CABP Macrolide Innovation Gap Resistance Safety Sole Voice